EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL

FINANCIAL OFFICER OF ZHANLING INTERNATIONAL LIMITED

In connection with the accompanying Quarterly Report on Form 10-Q of Zhanling International Ltd. for the quarter ended August 31, 2025, the undersigned, YongQing Liu, President and Chief Executive Officer and Chairman of Board of Directors of Zhanling International Ltd., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended August 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended August 31, 2025 fairly presents, in all material respects, the financial condition and results of operations of Zhanling International Ltd.

Date: October 13, 2025	By:	/s/ YongQing Liu
	Name:	YongQing Liu
	Title:	Chief Executive Officer, Chief Financial Officer，President and Chairman of the Board of Directors